                                                             THE

                                                             SELECTED FUNDS

                                                             SEMI-ANNUAL

                                                             REPORT

                                                             JUNE 30, 1998



                                       [SELECTED FUNDS LOGO]

SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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Dear Fellow Selected Shareholders:

MARKET OVERVIEW

Earnings are the lifeblood of the market and the reason why, over generations, stocks tend to do better than bonds.1 This concept can be clearly illustrated if you think in terms of your son's or daughter's earning power. Let's say you have this choice: You could receive 1% of your child's first-year salary after college, fixed at that level every year for the next 30 years. Or you could receive 1% of whatever your child's salary turns out to be in each of the next 30 years.

In the first case, your dollar return would be the same for 30 years, which is equivalent to the fixed-coupon return from a bond. In the second case, your dollar return would vary with earning power, which is equivalent to the variable return of a stock. So the level of salary or earnings going forward is critical. If you believe your son's or daughter's income stream will expand over 30 years, you would be better off with the second choice, just as you would be better off investing in the stock of a company whose earnings grow over the next three decades than in a fixed-return investment like a bond.

If you are going to invest successfully in stocks, you have to think in terms of the future. You can't just research the past and expect that will help you too much in understanding the future. Life is always changing, and companies are always changing, which is why we are continually researching projected long-term earnings trends.

Today, we are at a point where there are large crosscurrents in the earnings picture, at least for the near term. Corporate earnings are being hurt by the General Motors strike, the deepening Asian crisis, the fiercely competitive business environment, a lack of pricing power, and currency translation problems related to the strengthening U.S. dollar.

In addition to these negatives, earnings are being overstated by the use of aggressive accounting practices. These include taking up-front write-offs for restructuring charges that may mask ongoing business problems, as well as the extensive use of stock options, which tends to understate the real compensation costs of a business.

Given this uncertain earnings outlook, we anticipate a choppy market environment, where individual stocks will understandably react to strength or weakness in earnings reports. Furthermore, it seems that more earnings reports are coming in below earlier estimates, indicating a loss of momentum in earnings trends. As a result, we expect there will be a loss of momentum in the stock market.

The best case scenario, in our view, would be sort of stealth correction or a rotational adjustment in which prices of individual stocks or industry groups are corrected based on disappointing earnings results. But there is always the possibility that we will have a broader correction because valuation levels are historically high and priced for a good economic outlook in terms of inflation, interest rates and earnings.

Such an environment, or course, creates not only risk but opportunity if the market overreacts and punishes stocks too harshly for short-term earnings disappointments. As long-term investors, we don't use the latest quarterly earnings as the only benchmark for valuing a stock. Instead, we try to develop a normalized growth trend for earnings power that disregards short-term peaks and valleys. Our objective is to find companies with growing normalized earnings that are selling at reasonable prices.

SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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We've said before that investors should lower their expectations and that the market is overdue for a correction. But we don't think we're at the end of the game. The best approach is to take advantage of volatility through dollar cost averaging,2 rather than plunging in and out of the market, and to stay aboard for the long voyage because the earning power of companies--like the earning power of college graduates--tends to grow over decades.

As investors in the Selected Funds ourselves, we intend to continue to earn your trust and confidence.

Sincerely,
/s/ James J. McMonagle                            /s/ Shelby  M.C. Davis
James J. McMonagle                                    Shelby M.C. Davis
Chairman                                              Chief Investment Officer

August 3, 1998

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SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

o Selected American Shares generated a total return of 11.65% for the six months ended June 30, 1998. This compares with an average return of 12.14% for the 762 growth and income funds tracked by Lipper Analytical Services3 and a return of 17.70% for the Standard & Poor's 500 Index.4

o The fund provided a total return of 27.35% for the one-year period ended on the same date versus an average return of 22.85% for the 669 growth and income funds covered by Lipper and a return of 30.15% for the S&P 500.

o From May 6, 1993 through June 30, 1998, the approximate period that Davis Selected Advisers has managed Selected American Shares, it ranked number 11 out of 261 funds in the Lipper category, providing an average annual total return of 22.55%.5

o The fund holds Morningstar's highest ***** (five-star) rating for the latest three-year period and a **** (four-star) rating for the latest five- and 10-year periods.6

o Moreover, Money magazine included Selected American Shares in its elite 1998 Money 100 listing, an "all-star lineup of 100 superior stock portfolios."7

FEINBERG NAMED AS CO-MANAGER OF SELECTED AMERICAN SHARES

Kenneth Charles Feinberg was named Co-Portfolio Manager of Selected American Shares in May, 1998, joining Christopher C. Davis who has been the fund's sole manager since February, 1997. "I am delighted that my partner Ken Feinberg has joined me as portfolio manager for Selected American Shares," says Chris Davis. "Over the last five years, shareholders have already benefited from Ken's contribution of such investment ideas as McDonald's, Allstate and American Express. In an industry that often seems dominated by short-term traders and speculators, Ken's patient and thorough analysis stands out."

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  How would you characterize the fund's performance so far this year?

A. The fund's return for the six-month period was good in absolute terms--particularly after two exceptional years--but it was disappointing relative to the even stronger performance of the S&P 500. Although we do not focus on short-term performance, it's worth reflecting on both the exceptional strengths and the weaknesses contained within the fund's results.

As long-term shareholders, we employ a fundamental investment approach that focuses on the recognition that stocks are not just pieces of paper, but represent ownership interests in real businesses. As a result, our investment process has always boiled down to two questions: What kind of businesses do we want to own, and how much should we pay for them?

SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

We like to buy high-quality companies with these characteristics: exceptional management, a high return on capital, a lean expense structure, a dominant share in a growing market, products or services that do not become obsolete, a strong balance sheet, and successful international operations.

But we also adhere closely to a price discipline that helps us mitigate risk and that often prevents us from buying many high-quality companies because their multiples are too high. This was the case in the first half of 1998 when a number of companies that fit our quality and growth criteria but fell well outside our price discipline surged to even higher levels of valuation. This was particularly evident in the pharmaceutical and consumer sectors where companies such as Pfizer, Gillette and the Gap--all of which are high-quality operations--soared to valuation levels that far exceeded our price discipline.

At the other extreme, many companies that may have looked cheap but did not measure up to our quality criteria were also strong performers in the first half. This includes companies such as Apple Computer, Kmart and Advanced Micro Devices. Because these companies did not meet our quality criteria, shareholders of Selected American Shares did not benefit from their strong performance.

Despite these results, shareholders should know that we will stick to our principles of focusing on both quality and price in our investment process. We think this is a proven method of building and preserving wealth over time, even though other approaches may be enjoying success in the short run.

Although it is difficult to dwell on mistakes, we must also note that the fund's holdings in the energy sector performed poorly during this period. These results were partly due to a change in investor psychology, which we would tend to ignore, but, more importantly, to a deterioration in industry fundamentals that we underestimated. In particular, the impact of the slowdown in Asia on oil demand and capital spending plans coupled with a much warmer winter in the United States wreaked havoc on our oil services companies. We have taken advantage of this weakness to add to our favorite holdings, particularly Schlumberger,8 but we have also sold our holdings in some companies where we feel the recovery has stretched out much further.

Q. What other important developments affected portfolio performance in the first half?

A. One unprecedented occurrence in the first half was the fact that five of our top 10 holdings were involved in major mergers. Two of these companies actually merged with one another, namely Citicorp and Travelers. Although there was short-term elation when the merger was announced, the stocks subsequently fell some 15% to 20% from their highs. Skeptics point out differences in cultures within the two organizations. But we think both companies have exceptional managements and strong shareholder cultures, and we expect this merger to prove out in time. Further, we are reminded that the "culture clash" argument was levied against two of our other holdings that merged last year--namely Morgan Stanley and Dean Witter--and yet the resulting company has performed exceptionally well.

Two other bank mergers in our top 10 holdings included the Wells Fargo merger with Norwest and the BankAmerica merger with NationsBank. In both cases, we feel that strong banking franchises are being brought together--resulting in greater geographic diversity, perhaps more cross-selling opportunities and, quite definitely, a strong management team. These stocks have also performed unsatisfactorily since the merger announcement, as investors who were looking for the short-term gratification of a big takeover premium expressed their disappointment by selling the shares. We think that their action is shortsighted and that those investors seeking high-quality, long-term investments at reasonable prices will do well over time holding these first-rate financial companies.

SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

-----------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

Finally, our largest holding, General Reinsurance, recently announced that it has been acquired by Berkshire Hathaway, the Omaha-based company run by legendary investor Warren Buffett. In this case, although we are somewhat disappointed that the price was not higher, we recognize the strategic fit and we are proud to be part of this exceptional organization.

In summary, the decent results of this first half in absolute terms reflect both pockets of exceptional strengths and also weaknesses within the portfolio. But in the longer run, we think that the first-rate quality of the companies held by Selected American Shares coupled with the price discipline used in acquiring them should continue to serve our shareholders well.

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

o Selected Special Shares' strong performance within its universe continues. The fund provided a total return of 18.83% for the six months ended June 30, 1998. This compares with returns of 6.45% for the Lipper Small Company Funds Index9 and 3.16% for the Wilshire Mid Cap Company Growth Index10 for the same time period.

o Moreover, according to The Wall Street Journal, the fund ranked among the top 10 small-cap funds for the 12-month period ended July 1, 1998, providing a return of 36.3%.11

o Unlike many small-cap funds that pursue short-term performance by aggressively concentrating on volatile, speculative plays, Selected Special Shares seeks to deliver less volatile returns and build long-term wealth for shareholders over a prolonged period of time. The fund's three- and five-year track record--average annual returns of 23.73% and 18.94%, respectively--supports this objective.12

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q.   What factors contributed to the fund's strong performance?

A. The fund has benefited from continuing low inflation and declining interest rates--which are favorable to the multiples paid for equities--as well as from the market advance broadening to include small-cap and mid-cap companies. The industries that were attractive in the first half of 1998--information processing, employee staffing, retailing and communications--are reflected in the fund's top 10 contributors to appreciation. These include: Dell Computer, Computer Sciences, Robert Half, Amazon.com, Labor Ready, Kohl's, Kansas City Southern, On Assignment, WorldCom, and Neurex.8

The sharp decline in oil prices had a negative impact on the fund's energy holdings. However, the fund did benefit from its holding of Camco, an oil field services company that received a premium takeover bid from Schlumberger.

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SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

Furniture stocks were held back by the unwarranted fear of higher interest rates, which would make furniture less affordable. But the industry's fundamentals remain strong and we view the sell-off as an opportunity to enhance the fund's performance by buying furniture stocks that we continue to like at lower prices than we could earlier.

Q. How has your strategy positioned the fund to benefit from the current market environment?

A. A primary strategy is to invest in stocks at a discount to their future earnings growth rates or to the overall market. The price/earnings (P/E) to growth ratio [(P/E)/G ratio] on the fund continues to be compelling relative to the broad market.

For example, we estimate that the 1999 earnings growth rate on the fund's portfolio is around 25%, for which we are currently paying a P/E ratio of 22. That gives the fund a P/E to growth ratio of 88%. At the same time, we estimate 1999 earnings growth for the S&P 500 at around 6% and investors are paying well over two times that much lower growth for the S&P 500. In other words, our 1999 estimated earnings growth on the fund's portfolio is about four times that of the S&P 500 and yet the fund is selling at only 88% future growth while the S&P 500 is selling for the same P/E multiple at more than 200% future growth.

Over time, stock prices should move with their earnings growth, and if the P/E multiples on the stocks we own also expand, the fund's performance benefits incrementally. Moreover, all things being equal, as emerging companies become better recognized and investor confidence increases, their valuations are likely to improve.

Q.   What is your market outlook?

     A. We continue to look for low inflation and flat-to-lower interest rates. This environment should be favorable to equity valuations and especially to small- and mid-cap companies that are selling at discounts to their expected growth rates and the overall market. We think, in general, that there are better valuations in small- and mid-cap stocks than in the large-cap growth stocks represented in the S&P 500.

We are wary about the impact of economic deceleration in Asia and the sharp declines in commodity prices. But, on the other hand, we expect corporate purchasers and consumers to benefit from greater affordability of imported goods.

Our strategy going forward is to concentrate on companies that have strong revenue growth. Growth should be valued highly in a slowing global economy. We are also focusing on companies with unique products and services that have pricing flexibility and whose P/E to growth ratios are at discounts to those of the top 50 stocks in the S&P 500.

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

o The Selected U.S. Government Income Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities sponsored or guaranteed by the U.S. government and its agencies.13

SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

o The fund generated a total return of 2.61% for the six-month period and 7.65% for the one-year period ended June 30, 1998.14 By way of comparison, Lipper Analytical Services' general U.S. government fund category provided returns of 3.62% and 10.17%, respectively, for the latest six-month and one-year periods.3

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q.  What key factors influenced the fund's performance?

A. In the first half of 1998, long-term interest rates came down, but not in a straight line. During the first two months of the year, interest rates on the long bond--the 30-year Treasury bond--actually rose and then they stayed the same, on average, over the next two months. The bond market rally only occurred in the last two months. On the other hand, short-term interest rates, such as one-year and two-year Treasury notes, have been much more stable. Many investors seem to believe the Federal Reserve is still biased toward tightening, and that is keeping short-term rates up.

Overall, domestic economic news has been very favorable for bonds. Inflation remains low, and we've even seen some welcome signs of economic slowing recently. In addition, the federal budget still looks good.

International developments--particularly the continuing financial crisis in Asia and specifically what is happening in Japan--have also been auspicious for bonds. These events have resulted in a flight to quality as investors bring money to the U.S. government bond market, causing interest rates to go down and bond prices to rise. Competitive pricing from overseas manufacturers and the relative strengthening of the U.S. dollar are other positives for the domestic government bond market.

Q. What is your interest rate outlook and how is it affecting your investment strategy?

A. Interest rates have come down because of all those favorable developments, and we think rates could continue to move lower. But, as we experienced in the first half of this year, rates don't decline in a straight line. That's why it is important for us to maintain a somewhat defensive investment posture that provides some protection against rising interest rates.

Our strategy is to create a well-diversified portfolio in terms of types of government securities, maturity lengths, call provisions and interest rate coupons so that the fund is positioned to benefit in various market environments. Currently, the fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called by the issuer before maturity and some that cannot. The portfolio's duration is 4.2 years and its average life is 6.9 years.

The fund's cautious approach offers downside protection in declining bond markets but may underperform in rising bond markets. In other words, the portfolio tends to hold up a little bit better when interest rates back up or are variable, as happened in the first quarter this year. The price we pay for this stability is that the fund does not rally as well when rates go down as they did in the second quarter.

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SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

Q. Are there any changes you've made recently in the portfolio you would particularly like to highlight?

A. The purchases we have made were intended to add some length to the portfolio. This was necessary to maintain the fund's balanced approach since mortgage prepayments and prepayment expectations tend to increase when interest rates fall and that shortens the life of mortgage-backed securities. For example, we bought a noncallable 10-year U.S. government agency note.8 We also purchased a mortgage pool with a low coupon of only 6 1/2%. The low coupon means there is less risk that homeowners might repay these loans more quickly than expected and that should keep the security's average life relatively long.

While there is good reason to think interest rates could trend downward, we remain vigilant. As always, we recognize the importance of maintaining a disciplined approach with an all-weather diversified portfolio designed to smooth out fund performance and provide stability in a variety of market climates.

--------------------------------------------

This Semi-Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Selected Funds. This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have provided investors higher long-term returns than bonds. Past performance is no guarantee of future results.

2 Neither dollar cost averaging nor any other mechanical method of investing can guarantee a profit.

3 Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

4 The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

5 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

The average annual total return for Selected American Shares for the one, three, five and 10-year periods ended June 30, 1998 was 27.35%, 31.32%, 22.68% and 18.19%, respectively. Selected American Shares ranked 174th out of 699 funds in the Lipper Growth and Income Fund category for the one-year period ended June 30, 1998; 8th out of 432 such funds for the three-year period ended the same date; 10th out of 275 such funds for the five-year period ended the same date; and 9th out of 143 such funds for the 10-year period ended the same date.

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SELECTED FUNDS

P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

6 Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the last 10% receive one star. Selected American Shares was rated against 2,545, 1,462 and 707 domestic equity funds for the three- five- and 10-year periods, respectively.

7 Source: Money, June, 1998. Money assembled their own all-star lineup of 100 superior stock portfolios spanning a wide range of investing styles which they believe are the best available. Money began with a rigorous quantitative analysis of fund performance from February, 1993 through February, 1998. Money then relied upon the collective judgment of its staff to add or subtract from the funds selected by the quantitative screens. The staff looked for low to moderate expenses, a well-defined investing strategy and experienced, talented managers. Of course, there can be no guarantee that the 100 funds named to Money's all-star lineup list will outperform other funds in the future.

8 Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change.

9 The Lipper Small Company Funds Index is comprised of the 30 largest funds that, by prospectus or portfolio practice, normally invest in companies with market capitalizations of less than $1 billion at the time of purchase. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index.

10 The Wilshire Mid Cap Company Growth Index is an unmanaged, market capitalization-weighted index of companies with market capitalizations ranging from $826 million to $3 billion and with growth characteristics screened by sales growth, return on equity and dividend payout. Investments cannot be made directly in the index.

11 Source: The Wall Street Journal, July 6, 1998. Lipper ranking for the one-year period ended is based on total returns unadjusted for commissions.

12 The average annual total return for Selected Special Shares for the one, three, five and ten year periods ended June 30, 1998 were 36.32%, 23.73%, 18.94% and 14.78%, respectively. Selected Special Shares ranked 11th out of 526 funds in the Lipper Small Cap Fund category for the one-year period ended June 30, 1998, 72nd out of 312 such funds for the three-year period ended the same date, 44th out of 169 such funds for the five-year period ended the same date and 33rd out of 59 such funds for the ten-year period ended June 30, 1998.

13 An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14 The average annual total return for Selected U.S. Government Income Fund for the one, three, five and 10 year periods ended June 30, 1998 was 7.65%, 6.05%, 5.46% and 6.91%, respectively. Selected U.S. Government Income Fund ranked 174th out of 181 funds in the Lipper General U.S. Government Fund category for the one-year period ended June 30, 1998; 131st out of 151 such funds for the three-year period ended the same date; 62nd out of 96 such funds for the five-year period ended the same date; and 46th out of 53 such funds for the 10-year period ended the same date.

SELECTED FUNDS

SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED AMERICAN SHARES, INC.

                                                                                                                 VALUE
SHARES                                                                                                          (NOTE 1)
========================================================================================================================
COMMON STOCK - (95.61%)

   AEROSPACE - (0.90%)

       550,000      Boeing Co...........................................................................  $  24,509,375
                                                                                                          -------------

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (13.34%)

       471,844      Banc One Corp.......................................................................     26,334,793
       865,000      BankAmerica Corp....................................................................     74,768,437
       476,465      Citicorp............................................................................     71,112,401
       153,800      Golden West Financial Corp..........................................................     16,350,862
       100,000      Norwest Corp........................................................................      3,737,500
        40,000      TCF Financial Corp..................................................................      1,180,000
     1,465,302      U.S. Bancorp........................................................................     63,007,986
       291,656      Wells Fargo & Co....................................................................    107,621,064
                                                                                                          -------------
                                                                                                            364,113,043
                                                                                                          -------------
   BUILDING MATERIALS - (3.58%)

       800,600      Martin Marietta Materials, Inc......................................................     36,027,000
     1,020,000      Masco Corporation...................................................................     61,710,000
                                                                                                          -------------
                                                                                                             97,737,000

   CONSUMER PRODUCTS - (3.48%)

       364,000      Nestle SA - ADR (b).................................................................     38,948,255
         3,600      Nestle SA...........................................................................      7,716,833
     1,225,000      Philip Morris Cos., Inc. ...........................................................     48,234,375
                                                                                                          -------------
                                                                                                             94,899,463

   ELECTRONICS - (3.86%)

       708,000      Applied Materials, Inc.*............................................................     20,886,000
       558,750      Molex Incorporated..................................................................     13,968,750
     1,210,000      Texas Instruments Incorporated......................................................     70,558,125
                                                                                                          -------------
                                                                                                            105,412,875

   ENERGY - (9.18%)

       152,311      British Petroleum Company PLC - ADR.................................................     13,441,446
       761,200      Burlington Resources, Inc...........................................................     32,779,175
       100,000      Camco International Inc.............................................................      7,787,500
       570,000      Cooper Cameron Corp.*...............................................................     29,070,000
     1,430,200      Dover Corp..........................................................................     48,984,350
     1,248,000      Halliburton Co......................................................................     55,614,000
       415,985      Noble Affiliates, Inc...............................................................     15,807,430
       475,000      Schlumberger Limited................................................................     32,448,438
       421,900      Smith International, Inc.*..........................................................     14,687,394
                                                                                                          -------------
                                                                                                            250,619,733

   FINANCIAL - (9.63%)

     1,025,000      American Express Co.................................................................    116,850,000
     1,100,000      Freddie Mac.........................................................................     51,768,750
     1,555,933      Travelers Group Inc.................................................................     94,328,438
                                                                                                          -------------
                                                                                                            262,947,188
                                       10


SELECTED FUNDS

SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)

SELECTED AMERICAN SHARES, INC. - CONTINUED



                                                                                                                 VALUE
SHARES                                                                                                          (NOTE 1)
========================================================================================================================
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - (4.49%)

     1,725,000      McDonald's Corp.....................................................................  $ 119,025,000
       170,000      Tyson Foods, Inc....................................................................      3,686,875
                                                                                                          -------------
                                                                                                            122,711,875

   INVESTMENT FIRMS - (5.65%)

       235,000      J.P. Morgan & Co., Inc..............................................................     27,524,375
     1,387,432      Morgan Stanley, Dean Witter, Discover & Co..........................................    126,776,599
                                                                                                          -------------
                                                                                                            154,300,974

   LIFE INSURANCE - (2.37%)

     1,124,356      SunAmerica, Inc....................................................................      64,580,198
                                                                                                          -------------

   PHARMACEUTICAL AND HEALTH CARE - (6.05%)

       170,000      Johnson & Johnson...................................................................     12,537,500
        80,000      Merck & Co., Inc....................................................................     10,700,000
       272,000      Novartis AG - ADR...................................................................     22,630,618
       600,000      Pfizer Inc..........................................................................     65,212,500
       895,600      SmithKline Beecham PLC - ADR........................................................     54,183,800
                                                                                                          -------------
                                                                                                            165,264,418

   PROPERTY/CASUALTY INSURANCE - (12.39%)

       582,514      The Allstate Corp...................................................................     53,336,438
       337,500      American International Group, Inc...................................................     49,275,000
       450,400      Chubb Corp..........................................................................     36,200,900
       474,700      General Re Corp.....................................................................    120,336,450
       255,000      Progressive Corp. (Ohio)............................................................     35,955,000
       559,500      Transatlantic Holdings, Inc.........................................................     43,256,344
                                                                                                          -------------
                                                                                                            338,360,132

   PUBLISHING - (2.94%)

       400,000      Gannett Co., Inc....................................................................     28,425,000
       286,000      Harcourt General, Inc...............................................................     17,017,000
       230,000      The News Corp. Ltd., Sponsored ADR..................................................      7,388,750
       400,000      Tribune Co..........................................................................     27,525,000
                                                                                                          -------------
                                                                                                             80,355,750

   RAILROAD - (2.96%)

       456,000      Burlington Northern Santa Fe........................................................     44,773,500
       391,004      Canadian National Railway Co........................................................     20,772,087
       345,000      Union Pacific Corp..................................................................     15,223,125
                                                                                                          -------------
                                                                                                             80,768,712

   REAL ESTATE - (4.21%)

        77,000      Bay Apartment Communities, Inc......................................................      2,926,000
     1,451,194      Centerpoint Properties Corporation..................................................     47,980,102
        75,000      Crescent Operating, Inc.*...........................................................      1,260,937
       816,300      Crescent Real Estate Equities Company...............................................     27,448,088
       165,400      Mack-Cali Realty Corporation........................................................      5,685,625




                                       11


SELECTED FUNDS

SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)

SELECTED AMERICAN SHARES, INC. - CONTINUED

                                                                                                                 VALUE
SHARES/PRINCIPAL                                                                                                (NOTE 1)
========================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - CONTINUED

        54,599      Patriot American Hospitality, Inc.................................................. $     1,306,964
       713,800      Vornado Realty Trust...............................................................      28,328,938
                                                                                                        ---------------
                                                                                                            114,936,654
                                                                                                        ---------------

   TECHNOLOGY - (8.34%)

     1,468,000      Hewlett-Packard Company............................................................      87,896,500
       450,000      Intel Corp.........................................................................      33,328,125
       765,000      International Business Machines Corporation........................................      87,831,563
       524,000      Novellus Systems, Inc.*............................................................      18,700,250
                                                                                                        ---------------
                                                                                                            227,756,438
                                                                                                        ---------------
   TELECOMMUNICATIONS - (2.24%)

       793,000      AirTouch Communications, Inc.*.....................................................      46,340,937
       280,000      Motorola, Inc......................................................................      14,717,500
                                                                                                        ---------------
                                                                                                             61,058,437
                                                                                                        ---------------
                           Total Common Stock - (identified cost $1,504,716,734).......................   2,610,332,265
                                                                                                        ---------------

CONVERTIBLE PREFERRED STOCK - (1.43%)

        20,600      AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.............................       1,699,500
        70,000      Centerpoint , 8.48%, Ser. A Conv. Pfd..............................................       2,198,656
       230,000      Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b).............................      14,101,875
        25,000      Devon Financing Trust, $3.25, Conv. Pfd. (b).......................................       1,532,812
       361,400      Rouse Company, $3.00, Conv. Pfd....................................................      17,979,650
        30,000      Union Pacific Cap. Trust, 6.25%, Ser. 144A Conv. Pfd. (b)..........................       1,383,750
                                                                                                        ---------------
                           Total Convertible Preferred Stock - (identified cost $39,914,216)...........      38,896,243
                                                                                                        ---------------

SHORT TERM - (2.84%)

  $ 18,375,000      Fannie Mae Discount Note, 5.44%, 07/01/98..........................................      18,375,000
    10,055,000      Fannie Mae Discount Note, 5.43%, 07/02/98..........................................      10,053,483
    14,100,000      Fannie Mae Discount Note, 5.46%, 07/07/98..........................................      14,087,169
     9,915,000      Federal Farm Credit Bank Discount Note, 5.50%, 07/06/98............................       9,907,426
    25,220,000      Freddie Mac Discount Note, 5.48%, 07/14/98.........................................      25,170,092
                                                                                                        ---------------
                           Total Short Term (identified cost $77,593,170)..............................      77,593,170
                                                                                                        ---------------

                    TOTAL INVESTMENTS - (99.88%) - (identified cost $1,622,224,120) - (a)..............   2,726,821,678
                    OTHER ASSETS LESS LIABILITIES- (0.12%).............................................       3,365,380
                                                                                                        ---------------
                           NET ASSETS - (100%)......................................................... $ 2,730,187,058
                                                                                                        ---------------

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $1,622,224,120.
At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                    Unrealized appreciation............................................................ $ 1,128,361,343
                    Unrealized depreciation............................................................     (23,763,785)
                                                                                                        ---------------
                           Net unrealized appreciation ................................................ $ 1,104,597,558

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $55,966,692 and 2.05% of the Fund's total net assets as of June 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED SPECIAL SHARES, INC.

                                                                                                                 VALUE
SHARES                                                                                                          (NOTE 1)
===========================================================================================================================
COMMON STOCK - (95.54%)

   APPAREL - (1.03%)

        35,000      Cutter & Buck, Inc.*................................................................  $     936,250
                                                                                                          -------------

   AUTOMOTIVE/HEAVY EQUIPMENT - (2.78%)

        30,000      Hays Lemmerz International, Inc.*...................................................      1,192,500
        26,000      Lear Corporation*...................................................................      1,334,125
                                                                                                          -------------
                                                                                                              2,526,625
                                                                                                          --------------
   CHEMICALS - (3.41%)

        48,000      OM Group, Inc.......................................................................      1,980,000
        22,000      Minerals Technologies, Inc..........................................................      1,119,250
                                                                                                          -------------
                                                                                                              3,099,250
                                                                                                          -------------

   COMMUNICATIONS - (4.33%)

        20,000      CIENA Corporation*..................................................................      1,390,000
         4,000      EarthLink Network, Inc.*............................................................        307,000
        20,000      Orbital Sciences Corporation.*......................................................        747,500
        20,000      Teleglobe, Inc......................................................................        530,000
        20,000      WorldCom, Inc.*.....................................................................        966,250
                                                                                                          -------------
                                                                                                              3,940,750
                                                                                                          -------------

   ELECTRONICS - (0.70%)

        35,000      Kent Electronics Corporation *......................................................        640,938
                                                                                                          -------------

   EMPLOYEE STAFFING - (11.64%)

        28,000      DA Consulting Group, Inc.*..........................................................        402,500
        10,000      Data Processing Resources Corporation*..............................................        310,625
        60,000      Interim Services, Inc.*.............................................................      1,927,500
        45,788      Labor Ready, Inc.*..................................................................      1,382,210
        74,000      On Assignment, Inc.*................................................................      2,585,375
        25,000      Renaissance Worldwide, Inc.*........................................................        543,750
        61,500      Robert Half International, Inc.*....................................................      3,436,313
                                                                                                          -------------
                                                                                                             10,588,273
                                                                                                          -------------

   ENERGY - (4.52%)

        25,000      Camco International, Inc............................................................      1,946,875
        25,000      Diamond Offshore Drilling, Inc. ....................................................      1,000,000
        25,000      Friede Goldman International, Inc.*.................................................        720,312
        25,000      Input/Output, Inc.*.................................................................        445,313
                                                                                                          -------------
                                                                                                              4,112,500
                                                                                                          -------------

   ENTERTAINMENT/LEISURE TIME - (2.98%)

        44,000      Cinar Films, Inc., Class B*.........................................................        814,000
        40,000      Imax Corporation*...................................................................        900,000
        15,000      Premier Parks, Inc.*................................................................        999,375
                                                                                                          -------------
                                                                                                              2,713,375
                                                                                                          -------------





                                       13

SELECTED FUNDS

SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)

SELECTED SPECIAL SHARES, INC. - CONTINUED

                                                                                                                 VALUE
SHARES                                                                                                          (NOTE 1)
========================================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - (14.43%)

        10,000      American Express Co.................................................................  $   1,140,000
        35,000      The Charles Schwab Corporation......................................................      1,137,500
        30,000      Federated Investors, Inc............................................................        555,000
        30,000      LaSalle Partners, Inc.*.............................................................      1,335,000
        20,000      North Fork Bancorporation, Inc......................................................        488,750
        22,000      Northern Trust Company..............................................................      1,676,125
        16,100      Star Banc Corporation...............................................................      1,028,388
        60,000      TCF Financial Corporation...........................................................      1,770,000
        55,500      Washington Mutual, Inc..............................................................      2,407,313
        30,000      Zions Bancorporation................................................................      1,593,750
                                                                                                          -------------
                                                                                                             13,131,826
                                                                                                          -------------

   FOOD/BEVERAGE - (0.91%)

        30,000      Keebler Foods Co.*..................................................................        825,000
                                                                                                          -------------

   HEALTHCARE - (6.72%)

        15,000      Alkermes, Inc.*.....................................................................        269,062
        20,000      BioChem Pharmaceuticals Inc.* - ADR.................................................        527,500
        12,500      Cardinal Health, Inc................................................................      1,171,875
           500      CliniChem Development Inc.*.........................................................          2,859
        10,000      Closure Medical Corporation*........................................................        248,750
        15,000      Elan Corporation, PLC ADR*..........................................................        964,687
        30,000      Focal, Inc*.........................................................................        296,250
         5,000      Myriad Genetics, Inc.*..............................................................         73,125
        35,000      PAREXEL International Corporation*..................................................      1,268,750
        22,000      Quintiles Transnational Corporation*................................................      1,080,750
         5,000      Superior Consultant Holdings Corporation*...........................................        215,313
                                                                                                          -------------
                                                                                                              6,118,921
                                                                                                          -------------

   HOME/OFFICE FURNITURE - (7.18%)

        20,000      Ethan Allen Interiors, Inc..........................................................        998,750
        35,000      Furniture Brands International, Inc.*...............................................        982,187
        30,000      Herman Miller, Inc..................................................................        727,500
        34,000      HON Industries, Inc.................................................................      1,151,750
        25,000      Knoll, Inc.*........................................................................        737,500
        77,600      Leggett & Platt, Inc................................................................      1,940,000
                                                                                                          -------------
                                                                                                              6,537,687
                                                                                                          -------------

   INDUSTRIAL PRODUCTS - (3.24%)

        20,600      Illinois Tool Works, Inc............................................................      1,373,763
        35,156      Molex Inc., Class A.................................................................        821,772
        50,700      ThermoQuest Corporation*............................................................        757,331
                                                                                                          -------------
                                                                                                              2,952,866
                                                                                                          -------------
                                       14


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED SPECIAL SHARES, INC. - CONTINUED

                                                                                                                 VALUE
SHARES                                                                                                          (NOTE 1)
========================================================================================================================
COMMON STOCK - CONTINUED

   INFORMATION PROCESSING - OFFICE EQUIPMENT - (3.06%)

        30,000      Dell Computer Corporation*..........................................................  $   2,782,500
                                                                                                          -------------

   INFORMATION PROCESSING - SERVICES - (11.69%)

        70,000      Computer Sciences Corporation*......................................................      4,480,000
        27,000      DST Systems, Inc.*..................................................................      1,512,000
        15,000      Galileo International, Inc..........................................................        675,937
        45,750      Paychex, Inc........................................................................      1,858,594
        14,000      SPR, Inc.*..........................................................................        416,500
        35,000      Sterling Commerce, Inc.*............................................................      1,697,500
                                                                                                          -------------
                                                                                                             10,640,531
                                                                                                          -------------

   INFORMATION PROCESSING - SOFTWARE - (0.49%)

        13,200      Great Plains Software, Inc.*........................................................        445,500
                                                                                                          -------------

   INSURANCE - (2.43%)

        36,000      Horace Mann Educators Corporation...................................................      1,242,000
        15,000      Mercury General Corporation.........................................................        966,563
                                                                                                          -------------
                                                                                                              2,208,563
                                                                                                          -------------

   PACKAGING - (0.61%)

        15,000      Sealed Air Corporation*.............................................................        551,250
                                                                                                          -------------

   RETAILING - (11.48%)

        10,000      Abercrombie & Fitch Co.*............................................................        440,000
        13,000      Amazon.com, Inc.*...................................................................      1,295,937
        34,000      CVS Corporation.....................................................................      1,323,875
        15,000      The Home Depot, Inc.................................................................      1,245,937
        40,400      Kohl's Corporation*.................................................................      2,095,750
        20,000      Linens `n Things, Inc.*.............................................................        611,250
        35,000      The Maxim Group, Inc.*..............................................................        695,625
        25,000      Proffitt's, Inc.*...................................................................      1,009,375
        23,000      Tiffany & Co........................................................................      1,104,000
        20,000      Viking Office Products, Inc.*.......................................................        622,500
                                                                                                          -------------
                                                                                                             10,444,249
                                                                                                          -------------

   TRANSPORTATION - (1.91%)

        35,000      Kansas City Southern Industries, Inc................................................      1,736,875
                                                                                                          -------------

                           Total Common Stock - (identified cost $51,225,137)...........................     86,933,729
                                                                                                          -------------

                                       15


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED SPECIAL SHARES, INC. - CONTINUED

                                                                                                                 VALUE
PRINCIPAL                                                                                                       (NOTE 1)
========================================================================================================================
SHORT TERM - (4.51%)

 $   4,100,000     State Street Corporation Repurchase Agreement, 5.70%, 07/01/98,
                         dated 06/30/98, repurchase value of $4,100,649 (collateralized by $3,910,000 par value U.S. Treasury Notes,  6.50%, 07/16/07, market value $4,184,001) -
                         (identified cost $4,100,000)...................................................  $   4,100,000
                                                                                                          -------------

                    TOTAL INVESTMENTS - (100.05%) - (identified cost $55,325,137) - (a).................     91,033,729
                    LIABILITIES LESS OTHER ASSETS - (0.05%).............................................        (43,761)
                                                                                                          -------------
                         NET ASSETS - (100%)............................................................  $  90,989,968
                                                                                                          =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $55,325,137. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                    Unrealized appreciation.............................................................  $  36,822,354
                    Unrealized depreciation............................................................      (1,113,762)
                                                                                                          -------------
                         Net unrealized appreciation ...................................................  $  35,708,592
                                                                                                          =============

























SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND

                                                                                                                 VALUE
PRINCIPAL                                                                                                       (NOTE 1)
=========================================================================================================================
MORTGAGES - (43.89%)

   FANNIE MAE POOLS - (5.78%)

    $    2,814    10.00%, 07/01/05, Pool No. 98835......................................................  $       2,960
        10,762    10.00%, 08/01/05, Pool No. 99903......................................................         11,389
        11,254     8.50%, 07/01/17, Pool No. 51539......................................................         11,810
         6,937     8.50%, 04/01/21, Pool No. 117725.....................................................          7,275
       302,877     7.50%, 01/01/27, Pool No. 356381.....................................................        310,636
                                                                                                          -------------
                           Total Fannie Mae - (identified cost $334,155)................................        344,070
                                                                                                          -------------

   FREDDIE MAC POOLS - (13.49%)

       318,634     6.50%, 01/01/04, Pool No. 97289......................................................        320,676
       135,260     8.00%, 09/01/21, Pool No. D2-7906....................................................        140,670
       230,118     8.00%, 10/01/21, Pool No. D2-7334....................................................        238,602
        99,126     8.00%, 06/01/22, Pool No. D2-0670....................................................        102,843
                                                                                                          -------------
                           Total Freddie Mac  - (identified cost $786,033)..............................        802,791
                                                                                                          -------------


   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (6.93%)

        28,327    10.00%, 09/15/01, Pool No. 265854.....................................................         29,810
        16,642     7.00%, 09/20/23, Pool No. 008299 (Adjustable Rate)...................................         17,017
        18,785     7.00%, 01/20/24, Pool No. 008360 (Adjustable Rate).................................           19,226
       348,148     6.50%, 02/20/28, Pool No. 002547.....................................................        346,299
                                                                                                          -------------
                           Total GNMA - (identified cost $404,144)......................................        412,352
                                                                                                          -------------

   COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
   INVESTMENT CONDUITS - (17.69%)

       500,000    Federal National Mortgage Association, 92-152M, 7.75%, 08/25/07.......................        536,560
       500,000    United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                      7.75%, 07/15/17...................................................................        516,715
                                                                                                          -------------
                           Total CMOs & REMICs - (identified cost $983,362).............................      1,053,275
                                                                                                          -------------

                           Total Mortgages - (identified cost $2,507,694)...............................      2,612,488
                                                                                                          -------------

MEDIUM TERM NOTES - (50.18%)

       300,000    Fannie Mae, 6.23%, 07/18/02...........................................................        305,673
       250,000    Fannie Mae, 6.39%, 09/24/07...........................................................        259,688
       350,000    Fannie Mae, 6.00%, 05/15/08...........................................................        354,813
       500,000    Fannie Mae, 6.42%, 12/01/08...........................................................        492,580
       350,000    Federal Farm Credit Bank, 5.79%, 06/23/08.............................................        347,648
       200,000    Federal Home Loan Bank, 7.24%, 11/09/10...............................................        200,000
       500,000    Freddie Mac, 6.615%, 03/03/04.........................................................        498,830
       500,000    Freddie Mac, 8.00%, 06/20/11..........................................................        527,735
                                                                                                          -------------
                           Total Medium Term Notes - (identified cost $2,906,023).......................      2,986,967
                                                                                                          -------------


                                       17


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -

   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
========================================================================================================================
SHORT TERM - (4.53%)

   $   270,000    State Street Corporation Repurchase Agreement, 5.58%, 07/02/98,
                    dated 06/29/98, repurchase value of $270,126 (collateralized by $260,000 par value U.S. Treasury Notes,  6.50%, 07/16/07, market value $278,734) -
                    (identified cost $270,000)..........................................................  $     270,000
                                                                                                          -------------

                  TOTAL INVESTMENTS - (98.60%) - (identified cost $5,683,717) - (a).....................      5,869,455
                  OTHER ASSETS LESS LIABILITIES - (1.40%)...............................................         83,548
                                                                                                          -------------
                           NET ASSETS - (100%) ........................................................   $   5,953,003
                                                                                                          =============



(a) Aggregate cost for Federal Income Tax purposes is $5,683,717. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...............................................................  $     186,423
                  Unrealized depreciation...............................................................           (685)
                                                                                                          -------------
                           Net unrealized appreciation..................................................  $     185,738
                                                                                                          =============























SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
========================================================================================================================
FANNIE MAE - (37.75%)
$  1,300,000      5.43%, 07/08/98 Discount Note.........................................................  $   1,298,627
   5,895,000      5.45%, 07/09/98 Discount Note.........................................................      5,887,861
   5,420,000      5.40%, 07/10/98 Discount Note.........................................................      5,412,683
   3,325,000      5.47%, 07/13/98 Discount Note.........................................................      3,318,937
   2,420,000      5.40%, 07/16/98 Discount Note.........................................................      2,414,555
   4,655,000      5.40%, 07/17/98 Discount Note.........................................................      4,643,828
   2,000,000      5.19%, 07/20/98 Medium Term Note......................................................      1,999,516
   1,950,000      5.40%, 07/24/98 Discount Note.........................................................      1,943,273
   5,335,000      5.40%, 07/27/98 Discount Note.........................................................      5,314,194
   5,215,000      5.463%, 08/13/98 Discount Note........................................................      5,180,971
   5,255,000      5.45%, 08/14/98 Discount Note.........................................................      5,219,996
   1,355,000      5.435%, 09/23/98 Discount Note........................................................      1,337,816
   2,200,000      5.38%, 10/23/98 Medium Term Note......................................................      2,198,052
                                                                                                          -------------
                      Total Fannie Mae - (identified cost $46,170,309) .................................     46,170,309
                                                                                                          -------------

FEDERAL HOME LOAN BANK - (2.65%)
   3,250,000      5.40%, 07/06/98 Discount Note- (identified cost $3,247,562)...........................      3,247,562
                                                                                                          -------------

FREDDIE MAC - (59.78%)
   1,950,000      5.41%, 07/01/98 Discount Note.........................................................      1,950,000
   6,775,000      5.42%, 07/02/98 Discount Note.........................................................      6,773,980
   2,530,000      5.40%, 07/07/98 Discount Note.........................................................      2,527,723
   2,080,000      5.44%, 07/14/98 Discount Note.........................................................      2,075,914
   2,365,000      5.42%, 07/15/98 Discount Note.........................................................      2,360,015
   2,735,000      5.45%, 07/23/98 Discount Note.........................................................      2,725,891
   2,320,000      5.40%, 07/28/98 Discount Note.........................................................      2,310,604
   6,525,000      5.42%, 07/29/98 Discount Note.........................................................      6,497,494
   3,785,000      5.42%, 07/30/98 Discount Note.........................................................      3,768,474
   3,615,000      5.40%, 07/31/98 Discount Note.........................................................      3,598,733
   3,800,000      5.40%, 08/06/98 Discount Note.........................................................      3,779,480
   4,755,000      5.45%, 08/07/98 Discount Note.........................................................      4,728,365
     750,000      5.42%, 08/21/98 Discount Note.........................................................        744,241
  10,600,000      5.44%, 08/24/98 Discount Note.........................................................     10,513,504
   2,065,000      5.43%, 08/27/98 Discount Note.........................................................      2,047,246
   2,605,000      5.42%, 08/28/98 Discount Note.........................................................      2,582,253
   9,600,000      5.44%, 08/31/98 Discount Note.........................................................      9,511,509
   4,675,000      5.43%, 09/04/98 Discount Note.........................................................      4,629,165
                                                                                                          -------------
                      Total Freddie Mac - (identified cost $73,124,591).................................     73,124,591
                                                                                                          -------------

                  TOTAL INVESTMENTS - (100.18%) - (identified cost $122,542,462) - (a)..................    122,542,462
                  LIABILITIES LESS OTHER ASSETS - (0.18%)...............................................       (225,851)
                                                                                                          -------------
                           NET ASSETS - (100%)..........................................................   $122,316,611
                                                                                                           ============

(a) Aggregate cost for Federal income tax purposes is $122,542,462. SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1998 (Unaudited)
============================================================================================================================
                                                                                              U.S.
                                                        SELECTED          SELECTED         GOVERNMENT           DAILY
                                                        AMERICAN           SPECIAL           INCOME          GOVERNMENT
                                                         SHARES            SHARES             FUND              FUND
                                                       -----------     --------------  ---------------- --------------------
ASSETS:

Investments in securities, at value (including
     repurchase agreements of $4,100,000 and
     $270,000 for Selected Special Shares and
     Selected U.S. Government Income Fund,
     respectively) see accompanying Schedules
     of Investments)..............................    $ 2,726,821,678    $   91,033,729   $    5,869,455    $  122,542,462
   Cash...........................................             18,087            17,473           43,331            23,310
   Receivables:
     Dividends and interest.......................          2,715,007            17,754           48,659            68,809
     Capital stock sold...........................          3,800,392            26,055             -               10,705
     Investment securities sold...................             -                 17,500             -                -
     Due from adviser.............................             -                   -               6,858             -
         Total assets.............................      2,733,355,164        91,112,511        5,968,303       122,645,286
                                                      ---------------    --------------   --------------    --------------

LIABILITIES:
   Payables:
   Capital stock reacquired.......................          1,069,255            44,727            2,131            38,525
   Accrued expenses...............................          2,098,851            77,816              675            35,221
   Distributions payable..........................             -                   -              12,494           254,929
                                                      ---------------    --------------   --------------    --------------
         Total liabilities........................          3,168,106           122,543           15,300           328,675
                                                      ---------------    --------------   --------------    --------------

NET ASSETS .......................................    $ 2,730,187,058    $   90,989,968   $    5,953,003    $  122,316,611
                                                      ===============    ==============   ==============    ==============

SHARES OUTSTANDING (NOTE 5).......................         90,637,528         6,050,928          660,961       122,316,611
                                                      ===============    ==============   ==============    ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding).................        $     30.12        $    15.04       $     9.01        $     1.00
                                                          ===========        ==========       ==========        ==========

NET ASSETS CONSIST OF:
   Deficit in undistributed net investment income.    $    (2,228,802)             -               -                 -
   Paid-in capital................................      1,628,940,431        50,648,894        5,763,441       122,316,611
   Accumulated net realized gain (loss)...........         (1,122,129)        4,632,482            3,824             -
   Net unrealized appreciation on investments.....      1,104,597,558        35,708,592          185,738             -
                                                      ---------------    --------------   --------------    --------------
                                                      $ 2,730,187,058    $   90,989,968   $    5,953,003    $  122,316,611
                                                      ===============    ==============   ==============    ==============




SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)
=============================================================================================================================
                                                                                               U.S.
                                                        SELECTED           SELECTED         GOVERNMENT            DAILY
                                                        AMERICAN           SPECIAL            INCOME            GOVERNMENT
                                                         SHARES             SHARES            FUND                FUND
                                                   ------------------  ----------------  -----------------  -----------------
INVESTMENT  INCOME:
Income:
   Dividends......................................    $    16,374,603    $       150,698   $       -          $      -
   Interest.......................................          1,830,873             97,362           202,105       3,285,824
                                                      ---------------    ---------------   ---------------    ------------
       Total income...............................         18,205,476            248,060           202,105       3,285,824
                                                      ---------------    ---------------   ---------------    ------------
Expenses:
   Management fees (Note 2).......................          7,168,064            283,868            14,660         176,988
   Custodian fees.................................            128,886              9,059             4,776           4,720
   Transfer agent fees............................            754,703             86,164             7,782          39,133
   Audit fees.....................................             15,507              8,007               455           9,058
   Legal fees.....................................             64,820             10,934               136          10,037
   Reports to shareholders........................            145,450              6,552             1,172          10,657
   Directors fees and expenses....................             87,941              3,388               335           6,646
   Registration and filing fees...................            103,715             11,637            12,966           5,117
   Miscellaneous..................................             39,303              5,310             2,205           5,459
   Payments under distribution plan (Note 3)......          3,090,091            102,853             7,330         147,490
                                                      ---------------    ---------------   ---------------    ------------
       Total expenses.............................         11,598,480            527,772            51,817         415,305
   Fee Reduction (Note 6).........................             (7,023)            (4,262)             (734)           (147)
   Reimbursement of expenses by
     adviser (Note 2).............................             -                   -               (6,858)           -
                                                      ---------------    ---------------   --------------     ------------
       Net expenses...............................         11,591,457            523,510            44,225         415,158
                                                      ---------------    ---------------   ---------------    ------------
       Investment income (loss) - net.............          6,614,019          (275,450)           157,880       2,870,666
                                                      ---------------    --------------    ---------------    ------------

REALIZED  AND  UNREALIZED
GAIN ON INVESTMENTS:

   Net realized gain (loss) from
     investment transactions......................           (630,465)         4,672,113            57,164           -
   Net increase (decrease) in unrealized
     appreciation of investments
     during the period............................        266,316,236          9,763,081          (57,646)           -
                                                      ---------------    ---------------   --------------     ------------
       Net realized and unrealized
         gain (loss) on investments...............        265,685,771         14,435,194             (482)           -
                                                      ---------------    ---------------   --------------     ------------
     Net increase in net
       assets resulting from
       operations.................................    $   272,299,790    $    14,159,744   $       157,398    $  2,870,666
                                                      ===============    ===============   ===============    ============








SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998
(Unaudited)
===================================================================================================================
                                                                                          U.S.
                                                    SELECTED          SELECTED         GOVERNMENT          DAILY
                                                    AMERICAN           SPECIAL           INCOME         GOVERNMENT
                                                     SHARES            SHARES             FUND             FUND
                                                ----------------  ---------------  ----------------- --------------
OPERATIONS:

    Investment income (loss) - net............. $      6,614,019  $      (275,450)  $        157,880 $     2,870,666
    Net realized gain (loss) from                                                             57,164
      investment transactions..................         (630,465)       4,672,113                              -
    Net increase (decrease) in unrealized
      appreciation of investments..............      266,316,236        9,763,081            (57,646)          -
                                                ----------------  ---------------   ---------------- ----------------
    Net increase in net
      assets resulting from operations.........      272,299,790       14,159,744            157,398       2,870,666

DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income......................       (8,842,821)          -                (157,880)     (2,870,666)
    Realized gains from investment
      transactions.............................      (10,396,034)      (2,484,228)            -                -

CAPITAL SHARE
    TRANSACTIONS
    (NOTE 5)...................................      255,471,339        4,383,994             (8,101)      4,845,780
                                                ----------------  ---------------   ---------------- ---------------

Total increase (decrease)
           in net assets.......................      508,532,274       16,059,510             (8,583)      4,845,780

NET ASSETS:

    Beginning of period........................    2,221,654,784       74,930,458          5,961,586     117,470,831
                                                ----------------  ---------------   ---------------- ---------------
    End of period (including deficit in
       undistributed net income of $2,228,802   $  2,730,187,058  $    90,989,968   $      5,953,003 $   122,316,611
       for Selected American Shares)........... ================  ===============   ================ ===============










SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1997
===================================================================================================================
                                                                                         U.S.
                                                     SELECTED         SELECTED        GOVERNMENT           DAILY
                                                     AMERICAN          SPECIAL          INCOME          GOVERNMENT
                                                      SHARES           SHARES            FUND              FUND
                                                 --------------- ----------------  ---------------- ---------------
OPERATIONS:
    Investment income (loss) - net.............  $     11,399,273 $     (400,259)  $        346,481  $    5,537,055
    Net realized gain from
      investment transactions..................       141,428,955      2,882,984             21,776            -
    Net increase in unrealized
      appreciation of investments..............       399,055,976     13,446,850             44,190            -
                                                 ---------------- --------------   ----------------  --------------
    Net increase in net
      assets resulting from operations.........       551,884,204     15,929,575            412,447       5,537,055

DISTRIBUTIONS TO
    SHAREHOLDERS FROM:

    Net investment income......................       (11,399,273)        -                (346,481)     (5,537,055)
    Realized gains from investment
      transactions.............................      (153,472,089)    (3,472,560)             -                -
    Paid in capital............................        (1,360,646)        -                   -                -

CAPITAL SHARE
    TRANSACTIONS
    (NOTE 5)...................................       459,536,450         37,950         (1,038,054)      4,796,597
                                                 ---------------- --------------   ----------------  --------------
        Total increase (decrease)
           in net assets.......................       845,188,646     12,494,965           (972,088)      4,796,597

NET ASSETS:

    Beginning of period........................     1,376,466,138     62,435,493          6,933,674     112,674,234
                                                 ---------------- --------------   ----------------  --------------
    End of period..............................  $  2,221,654,784 $   74,930,458   $      5,961,586  $  117,470,831
                                                 ================ ==============   ================  ==============












SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)
==============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds consist of Selected American Shares, Inc., Selected Special Shares, Inc. and the Selected Capital Preservation Trust. The Companies and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Selected Capital Preservation Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Selected American Shares, Inc. and Selected Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 1998 the U.S. Government Income Fund had capital loss carryovers of $53,339 available to offset future capital gains, if any, which expire in 2004.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1998 (Unaudited)

==============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to the investment adviser. The rate for American Shares, Inc. is .65% on the first $500 million of average net assets,
 .60% on the next $500 million and .55% of average net assets in excess of $1 billion. The rate for Special Shares, Inc. is .70% on the first $50 million of average net assets, .675% on the next $100 million, .65% on the next $100 million and .60% of average net assets in excess of $250 million. The rate for the U.S. Government Income Fund is .50% of average net assets. The rate for the Daily Government Fund is based upon average net assets at an annual rate of
 .30%. The Adviser has agreed to reimburse the U.S. Government Income Fund for any expenses in excess of 1.50% of average net assets.

    Boston Financial Data Services is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee for the six months ended June 30, 1998 was $79,790, $9,565, $588 and $3,305 for American Shares, Special Shares, U.S. Government Income and Daily Government Funds, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

    With respect to Special Shares, Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser. Bramwell manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Bramwell. Bramwell receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

    Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. SCD received $21,900 in commissions on the purchases/sales of portfolio securities.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1998 (Unaudited)

==============================================================================
NOTE 3 - DISTRIBUTION

   For services under the distribution agreement, the Funds pay a fee of .25% of average daily net assets. For the six months ended June 30, 1998, for American Shares, Special Shares, U.S. Government Income and Daily Government Funds, the Funds incurred distribution services fees totaling $3,090,091, $102,853, $7,330 and $147,490, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 1998 for American Shares, Special Shares and U.S. Government Income Fund were as follows:

                                                        SELECTED              SELECTED
                                                        AMERICAN               SPECIAL             U.S. GOVERNMENT
                                                         SHARES                SHARES                INCOME FUND
                                                   ---------------        --------------          -----------------
        Cost of purchases........................  $   312,262,544        $   23,800,958           $   1,041,558
        Proceeds of sales........................  $    86,120,749        $   18,900,542           $     796,841


NOTE 5 - CAPITAL STOCK

    At June 30, 1998, there were 300 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized. At June 30, 1998, there were 50 million shares of capital stock of Selected Special Shares ($0.25 par value per share) authorized. At June 30, 1998, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                   SIX MONTHS ENDED
                                                                               JUNE 30, 1998 (UNAUDITED)
                                                               --------------------------------------------------------
                                                                                               U.S.
                                                               AMERICAN        SPECIAL      GOVERNMENT        DAILY
                                                                SHARES         SHARES         INCOME       GOVERNMENT
                                                                 INC.           INC.           FUND           FUND
                                                              -----------   ------------   -------------- -------------
Shares sold...............................................     15,491,883        996,081        75,068         12,593,411
Shares issued in reinvestment
    of distributions......................................        629,804        157,712        14,244          2,867,423
                                                                  -------        -------        ------         ---------
                                                               16,121,687      1,153,793        89,312         15,460,834
Shares redeemed...........................................     (7,211,374)     (854,835)       (90,253)       (10,615,054)
                                                               ----------      --------        -------        -----------
      Net increase (decrease).............................      8,910,313       298,958          (941)          4,845,780
                                                                =========       =======          ====          =========

Proceeds from shares sold.................................    443,497,959   $14,197,928      $678,037         $12,593,411
Proceeds from shares issued in
    reinvestment of distributions.........................     18,422,577     2,271,050       128,690           2,867,423
                                                               ----------     ---------       -------           ---------
                                                              461,920,536    16,468,978       806,727          15,460,834
Cost of shares redeemed...................................   (206,449,197)  (12,084,984)     (814,828)        (10,615,054)
                                                             ------------   -----------     ---------         -----------
      Net increase (decrease)..........................      $255,471,339    $4,383,994      $(8,101)          $4,845,780
                                                             ============    ==========      =======           ==========


SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1998 (Unaudited)

==============================================================================
NOTE 5 - CAPITAL STOCK- (Continued)

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 1997
                                                               -------------------------------------------------------
                                                                                               U.S.
                                                               AMERICAN        SPECIAL      GOVERNMENT        DAILY
                                                                SHARES         SHARES         INCOME       GOVERNMENT
                                                                 INC.           INC.           FUND           FUND
                                                              -----------   -----------  -------------  ---------------
Shares sold...............................................     25,462,064      617,322         39,980        14,694,975
Shares issued in reinvestment
    of distributions......................................      5,681,154      313,915         31,978         3,596,735
                                                              -----------   ----------   ------------       -----------
                                                               31,143,218      931,237         71,958        18,291,710
Shares redeemed...........................................    (13,357,448)    (911,431)      (188,979)      (13,495,113)
                                                              -----------   ----------   ------------       -----------
      Net increase (decrease).............................     17,785,770       19,806       (117,021)        4,796,597
                                                              ===========   ==========   ============       ===========

Proceeds from shares sold.................................   $640,917,425   $7,637,165       $356,629       $14,694,975
Proceeds from shares issued in
    reinvestment of distributions.........................    148,002,730    3,227,796        284,113         3,596,735
                                                              -----------   ----------   ------------       -----------
                                                              788,920,155   10,864,961        640,742        18,291,710
Cost of shares redeemed...................................   (329,383,705) (10,827,011)    (1,678,796)      (13,495,113)
                                                             ------------   ----------   ------------       -----------
      Net increase (decrease)..........................      $459,536,450   $   37,950   $ (1,038,054)      $ 4,796,597
                                                             ============   ==========   ============       ===========

NOTE 6 - CUSTODY FEES

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $7,023, $4,262, $734 and $147 for American Shares, Special Shares, U.S. Government Income Fund and Daily Government Fund, respectively.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
==============================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                            SIX MONTHS
                                               ENDED
                                           JUNE 30, 1998                 YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------
                                            (UNAUDITED)  1997          1996         1995        1994        1993(3)
                                            -----------  ----          ----         ----        ----        ----
Net Asset Value, Beginning of Period....  $    27.18  $   21.53    $   17.68     $   13.09   $   14.59   $   17.13
                                          ----------  ---------    ---------     ---------   ---------   ---------

Income From Investment Operations

 Net Investment Income..................         .08        .16          .18           .22         .20         .24
 Net Gains or Losses on Securities
    (both realized and unrealized)......        3.08       7.72         5.15          4.74        (.66)        .70
                                          ----------  ---------    ---------     ---------   ---------   ---------
    Total From Investment Operations....        3.16       7.88         5.33          4.96        (.46)        .94

Less Distributions
 Dividends (from net investment

    income).............................        (.10)      (.17)        (.17)         (.22)       (.20)       (.24)
 Distributions (from capital gains).....        (.12)     (2.05)       (1.31)         (.15)       (.83)      (3.24)
 Distributions in Excess of Net

    Investment Income...................         -         (.01)        -              -          (.01)        -
                                          ----------  ---------    ---------     ---------   ---------   -------
    Total Distributions.................        (.22)     (2.23)       (1.48)         (.37)      (1.04)      (3.48)
                                          ----------  ---------    ---------     ---------   ---------   ---------

Net Asset Value, End of Period..........  $    30.12  $   27.18    $   21.53     $   17.68   $   13.09   $   14.59
                                          ==========  =========    =========     =========   =========   =========

Total Return(1).........................      11.65%     37.25%       30.74%        38.09%     (3.20)%       5.42%
-------------

Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................      $2,730     $2,222       $1,376          $926        $529        $451
 Ratio of Expenses to Average
    Net Assets..........................       .94%*       .96%        1.03%         1.09%       1.26%       1.01%(2)
 Ratio of Net Income to Average
    Net Assets..........................       .54%*       .62%         .87%         1.42%       1.42%       1.37%
 Portfolio Turnover Rate(4).............          4%        26%          29%           27%         23%         79%
 Average Commission Rate per Share(5)...      $.0600     $.0600       $.0580           -           -           -




1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

3 Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
=============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                SIX MONTHS
                                                   ENDED                          YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998   ---------------------------------------------------------
                                                 UNAUDITED         1997        1996        1995        1994(4)    1993(3,4)
                                               -------------   ----------  ---------  -----------  ----------  ----------
Net Asset Value, Beginning of Period.........  $    13.03      $   10.89   $   10.80   $    9.02   $   10.20   $   10.40
                                               ----------      ---------   ---------   ---------   ---------   ---------

Income From Investment Operations
 Net Investment Income.......................        (.05)          (.07)       -           -           (.03)       -
 Net Gains or Losses on Securities
    (both realized and unrealized)...........        2.49           2.83        1.27        3.04        (.22)       1.10
                                               ----------      ---------   ---------   ---------   ---------        ----
    Total From Investment Operations.........        2.44           2.76        1.27        3.04        (.25)       1.10

Less Distributions
 Distributions (from capital gains)..........        (.43)          (.62)      (1.18)      (1.26)       (.93)      (1.30)
                                               ----------      ---------   ---------   ---------   ---------   ---------
    Total Distributions......................        (.43)          (.62)      (1.18)      (1.26)       (.93)      (1.30)
                                               ----------      ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period...............  $    15.04      $   13.03   $   10.89   $   10.80   $    9.02   $   10.20
                                               ==========      =========   =========   =========   =========   =========

Total Return(1)..............................      18.83%         26.91%      11.86%      34.24%     (2.56)%      10.81%
------------

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)............................      $90,990      $74,930      $62,435     $58,975     $47,275     $53,257
 Ratio of Expenses to Average
    Net Assets...............................     1.28%*(5)        1.28%       1.33%       1.48%      1.41%(2)    1.24%(2)
 Ratio of Net Income to Average
    Net Assets...............................      (.67)%*        (.60)%      (.66)%      (.58)%      (.27)%      (.07)%

 Portfolio Turnover Rate(6)..................          24%           51%         98%        127%         99%        100%
 Average Commission Rate per Share(7)........       $.0600        $.0600      $.0600         -           -          -


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 and 1994 would have been 1.51% and %1.62, respectively.

3 Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

4 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

5 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.27% for the period ended
     June 30, 1998.

6 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

7 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
==============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                              SIX MONTHS
                                                 ENDED
                                             JUNE 30, 1998                    YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------
                                              (UNAUDITED)      1997         1996        1995         1994        1993(3)
                                              -----------      ----         ----        ----         ----        ----
Net Asset Value, Beginning of Period.......   $     9.01       $ 8.90    $    9.20   $    8.45   $    9.20   $    9.31
                                              ----------    ----------   ---------   ---------   ---------   ---------

Income From Investment Operations

 Net Investment Income.....................          .24          .51          .53         .54         .50         .56
 Net Gains or Losses on Securities
    (both realized and unrealized).........          -            .11         (.28)        .78        (.75)        .21
                                             -----------    ---------    ---------   ---------   ---------   ---------
    Total From Investment Operations.......          .24          .62          .25        1.32        (.25)        .77

Less Distributions
 Dividends (from net investment
    income)................................         (.24)        (.51)        (.53)       (.54)       (.50)       (.56)
 Distributions (from capital gains)........          -           -            (.02)       (.03)       -           (.32)
                                             -----------    ---------    ---------   ---------   ---------   ---------
    Total Distributions....................         (.24)        (.51)        (.55)       (.57)       (.50)       (.88)
                                             -----------    ---------    ---------   ---------   ---------   ---------

Net Asset Value, End of Period.............  $      9.01    $    9.01    $    8.90   $    9.20   $    8.45   $    9.20
                                             ===========    =========    =========   =========   =========   =========

Total Return(1)............................       2.61%        7.32%        2.85%       15.97%     (2.71)%       7.99%
------------

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)..........................      $5,953        $5,962       $6,934      $7,811     $10,263     $10,336
 Ratio of Expenses to Average
    Net Assets.............................      1.52%(2,4)*    1.50%(2)     1.44%(2)    1.44%(2)    1.42%(2)    1.34%(2)
 Ratio of Net Income to Average
    Net Assets.............................      5.38%*         5.79%        5.96%       6.09%       5.70%       5.85%
 Portfolio Turnover Rate(5)................        15%            16%          26%         76%         65%         29%



1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 and the six months ended June 30, 1998 would have been 1.88%, 1.69%, 1.58%, 1.67%,
    1.60% and 1.76%, respectively.

3 Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

4 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for the period ended June 30, 1998.

5 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
==============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                             SIX MONTHS
                                                ENDED
                                            JUNE 30, 1998                    YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                             (UNAUDITED)       1997        1996        1995        1994         1993(3)
Net Asset Value, Beginning of Period......  $    1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000
                                            ----------      ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

 Net Investment Income....................        .024            .048        .046        .051        .034        .023

Less Distributions
 Dividends (from net investment
    income)...............................       (.024)          (.048)      (.046)      (.051)      (.034)      (.023)
                                            ----------      ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period............  $    1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000
                                            ==========      ==========  ==========  ==========  ==========  ==========

Total Return(1)...........................       2.42%           4.91%       4.70%       5.23%       3.51%       2.34%
------------

Ratios/Supplemental Data

 Net Assets, End of Period
    (000 omitted).........................  $  122,317      $  117,471  $  112,674  $  184,603  $  121,886  $    8,732
 Ratio of Expenses to Average
    Net Assets............................       .70%*            .70%        .75%        .75%(2)     .75%(2)     .75%(2)
 Ratio of Net Income to Average
    Net Assets............................      4.87%*           4.80%       4.62%       5.13%       3.44%       2.31%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 2.29%, 1.07% and 0.78%, respectively.

3 Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

*   Annualized

                      SELECTED
                        FUNDS

  124 East Marcy Street Santa Fe, New Mexico 87501
===================================================
DIRECTORS                    OFFICERS
William P. Barr              James J. McMonagle
Floyd A. Brown                 Chairman
Andrew A. Davis              Shelby M.C. Davis
Christopher C. Davis           President
Jerome Hass                  Kenneth C. Eich
James J. McMonagle             Vice President
Katherine L. MacWilliams     Sharra L. Reed
Richard O'Brien                Vice President, Treasurer
Larry Robinson                 & Assistant Secretary
Marsha Williams              Thomas D. Tays
                               Vice President
                               & Secretary
                             Arthur Don
                               Assistant Secretary
                             Sheldon R. Stein
                               Assistant Secretary

INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR

Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN

State Street Bank Trust Company
c/o The Selected Funds

P.O. Box 8406
Boston, Massachusetts  02266-8406

AUDITORS

KPMG Peat Marwick LLP
707 Seventeenth Street, Suite 2300

Denver, CO 80202

COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

=====================================================
FOR MORE INFORMATION ABOUT THE SELECTED FUNDS,
INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE
THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR
ACCOMPANY THIS REPORT.
======================================================

Davis Selected Advisers, L.P.
Group of Funds

Selected American Shares

Selected Special Shares

Selected U.S. Government Income Fund

Selected Daily Government Fund

Investment Adviser
Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501

Distributor
Davis Distributors, LLC
124 E. March Street
Santa Fe, NM 87301

Transfer Agent and Custodian
State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8241
Boston, MA 02266-8243

Legal Counsel
D'Ancona & Pflaum
40 North LaSalle Stret
Chicago, IL 60602-2502

Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202